Van Kampen Select Sector Municipal Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2005 - April 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

                                                                Citigr
                                                                 oup,
                                                                Goldma
  NYC   11/2/    -     $96.00 $800,00  2,400,    0.30%  0.68%     n,    Citigr
Indust    05     `            0,000is    000                    Sachs     oup
 rial                                                           & Co.,
Develo                                                          Merril
 pment                                                            l
Revenu                                                          Lynch
   e                                                            & Co.,
Americ                                                          JPMorg
  an                                                             an,
Airlin                                                          Morgan
  es                                                            Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.
                                                                Bear,
                                                                Stearn
Tobacc  2/3/0    -     $96.33 $1,353,  3,000,    0.22%  0.85%    s &     Bear
   o      6                   510,000    000                     Co.    Stearn
Settle                                                          Inc.,      s
 ment                                                           First
Asset-                                                          Albany
Backed                                                          Capita
 Bonds                                                            l
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                LaSall
                                                                  e
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                 Inc,
                                                                Raymon
                                                                  d,
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Southw
                                                                 est
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Fideli
                                                                  ty
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation